UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6€(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Marwynn Holdings, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11.

October 31, 2025

To Our Stockholders:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Marwynn Holdings, Inc. (the “Company”) to be held on December 15, 2025, at 10:00 a.m., local time, at the offices of the Company, located at 12 Chrysler Unit C, Irvine, CA 92618.

The matters expected to be acted upon at the Annual Meeting are listed in the Notice of Annual Meeting of Stockholders and more fully described in the accompanying proxy statement. We have also made available our Annual Report on Form 10-K for the fiscal year ended April 30, 2025, which contains important business and financial information regarding the Company on https://www.iproxydirect.com/mwyn.

Only stockholders of record at the close of business on Monday, October 27, 2025 are entitled to notice of and to vote at the meeting.

Whether or not you expect to attend the meeting in person, please complete, date, and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Proxies may be revoked at any time and, if you attend the meeting in person, your executed proxy will be returned to you upon request.

Thank you for your continuing support.

Sincerely,

/s/ Yin Yan
Yin Yan
Chairperson, Chief Executive Officer and President

YOUR VOTE IS IMPORTANT

Your vote is important. As described in your electronic proxy materials notice or on the enclosed paper proxy card and voting instructions, please vote by: (1) accessing the internet website, (2) calling the toll-free number or faxing the proxy card, or (3) signing and dating the proxy card as promptly as possible and returning it by mail if voting and delivering by mail. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 15, 2025:

THE PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT ARE AVAILABLE AT https://www.iproxydirect.com/mwyn

12 Chrysler Unit C, Irvine, CA 92618

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Monday, DECEMBER 15, 2025

Time and Date:	Monday, December 15, 2025 at 10:00 a.m. Pacific Time

Place:	12 Chrysler Unit C, Irvine, CA 92618

Items of Business:	The foregoing items of business as more fully described in the proxy statement accompanying this Notice of 2025 Annual Meeting of Stockholders.

1.	To elect five (5) persons to the board of directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the appointment of Golden Eagle CPAs LLC as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2026; and

3.	To conduct any other business properly brought before the 2025 Annual Meeting.

Record Date:	The record date for the 2025 Annual Meeting is October 27, 2025. Stockholders owning the Company’s common stock at the close of business on the record date, or their legal proxy holders, are entitled to vote at the 2025 Annual Meeting.

Voting:	Each share of common stock that you own represents one (1) vote.

Transfer Agent:

For questions regarding your stock ownership, you may contact us at 949-706-9966 or contact our transfer agent, Issuer Direct Corporation, through its website at www.issuerdirect.com or by phone at 866-752-8683.

This notice of the 2025 Annual Meeting, proxy statement, form of proxy and our Annual Report on Form 10-K are being distributed or made available on or about October 31, 2025

Whether or not you plan to attend the 2025 Annual Meeting, we encourage you to vote or submit your proxy via the internet, or request and submit your proxy card as soon as possible, so that your shares may be represented at the meeting.

Date: October 31, 2025	By Order of the Board of Directors

/s/ Yin Yan
Yin Yan
Chairperson, Chief Executive Officer and President

MARWYNN HOLDINGS, INC.

PROXY STATEMENT FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

i

12 Chrysler Unit C, Irvine, CA 92618

PROXY STATEMENT

2025 ANNUAL MEETING OF STOCKHOLDERS

GENERAL

This proxy statement is furnished to stockholders of Marwynn Holdings, Inc., a Nevada corporation (the “Company”), in connection with the solicitation of proxies for use at the 2025 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on December 15, 2025, at 10:00 a.m., local time, at the offices of the Company, located at 12 Chrysler Unit C, Irvine, CA 92618. This solicitation of proxies is made on behalf of our board of directors. Capitalized terms used, but not defined, herein will have the meanings ascribed to them in our Annual Report on Form 10-K for the fiscal year ended April 30, 2025 (the “Annual Report”).

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting to be Held on Monday, DECEMBER 15, 2025

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding the Internet Availability of Proxy Materials (“Internet Notice”) to our stockholders of record on October 27, 2025. We are also sending a paper copy of the proxy materials and proxy card to other stockholders of record who have indicated they prefer receiving such materials in paper form. Brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Internet Notice. Such Internet Notice, or this proxy statement and proxy card, or voting instruction form, as applicable, is being first mailed to our stockholders on or about October 31, 2025. The Company will pay the expenses incurred in connection with the solicitation of proxies.

Stockholders will have the ability to access the proxy materials or may request to receive a paper copy of the proxy materials by mail on a one-time or ongoing basis at https://www.iproxydirect.com/mwyn, or call 1-866-752-8683 or send email to proxy-id@equiniti.com. Such requests shall be received no later than November 30, 2025.

The Internet Notice will also identify the date, the time and location of the Annual Meeting; the matters to be acted upon at the meeting and the board of directors’ recommendation with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request to receive, free of charge, a paper or e-mail copy of this proxy statement, our Annual Report and a form of proxy relating to the Annual Meeting; information on how to access and vote the form of proxy; and information on how to obtain instructions to attend the virtual meeting and vote in person at the virtual meeting, should stockholders choose to do so.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

IF I RECEIVED AN INTERNET NOTICE, WILL I RECEIVE ANY PROXY MATERIALS BY MAIL OTHER THAN THE INTERNET NOTICE?

No. If you received an Internet Notice, you will not receive any other proxy materials by mail unless you request a paper or electronic copy of the proxy materials. To request that a full set of the proxy materials be sent to your specified postal or email address, please go to https://www.iproxydirect.com/mwyn or call 1-866-752-8683 or send email to proxy-id@equiniti.com. Such request must be received no later than November 30, 2025.

WHAT AM I VOTING ON?

At the Annual Meeting, stockholders will be asked to take action on the following matters:

1.	To elect five (5) persons to the board of directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leaves office;

2.	To ratify the appointment of Golden Eagle CPAs LLC as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2026; and

3.	To conduct any other business properly brought before the Annual Meeting.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Only holders of record of our common stock and Series A Super Voting Preferred Stock issued and outstanding at the close of business on October 27, 2025 (the “Record Date”) will receive notice of, and be entitled to vote at, our Annual Meeting. At the close of business on the Record Date, 17,054,004 shares of common stock, par value $0.001 per share, and 135,000 shares of Series A Super Voting Preferred Stock were outstanding and entitled to vote.

Each share of our common stock as of the close of business on the Record Date is entitled to one (1) vote on each matter presented at the Annual Meeting. Each share of Series A Super Voting Preferred Stock as of the close of business on the Record Date is entitled to one thousand (1,000) on each matter presented at the Annual Meeting. There is no cumulative voting.

●	Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Issuer Direct Corporation, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy.

●	Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Agent. If, on the Record Date, your shares were held not in your name, but rather in an account at a bank, brokerage firm, or other agent or nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent or nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting or by proxy unless you request and obtain a power of attorney or other proxy authority from your bank, broker or other agent or nominee.

WHAT CONSTITUTES A QUORUM FOR THE ANNUAL MEETING?

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. On the Record Date, there were 17,054,004 shares of common stock outstanding and entitled to vote. At least 8,527,003 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

HOW ARE VOTES COUNTED AND HOW ARE BROKER NON−VOTES TREATED?

Votes will be counted by the inspector of election appointed for the Annual Meeting who will separately count “For” votes, “Against” votes, abstentions, withheld votes and broker non-votes. Votes withheld, broker non-votes and abstentions are deemed as “present” at the Annual Meeting and are counted for quorum purposes.

If you hold shares in your name and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors on all matters and as the proxy holder may determine in his/her discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to certain proposals that are considered as “routine” matters. For example, Proposal 2 - Ratification of the appointment of Golden Eagle CPAs LLC as our independent registered public accounting firm is commonly considered as a routine matter, and thus your stockbroker, bank or other nominee may exercise their discretionary voting power with respect to Proposal 2.

If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. Proposal 1 - Election of Directors is considered non-routine matters, and therefore in the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to such proposals. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

●	Proposal 1 - the election of five (5) directors, requires a plurality of the votes cast to elect a director. The five (5) nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Only votes “FOR” will affect the outcome. Withheld votes or broker non-votes will not affect the outcome of the vote on Proposal 1.

●	Proposal 2- the approval of the ratification of the appointment of Golden Eagle CPAs LLC as our independent registered public accounting firm requires an affirmative vote of shares present or represented by proxy and voting at the Annual Meeting. Abstentions will have the same effect as a vote “Against” Proposal 2. Broker non-votes, if any, will have no effect on the outcome of Proposal 2.

Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the Annual Meeting. Broker non-votes will not be counted as a vote cast on any matter presented at the Annual Meeting.

WHO CONDUCTS THE PROXY SOLICITATION AND HOW MUCH DOES IT COST?

We are soliciting the proxies and will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. Copies of solicitation material will be furnished to banks, brokerage houses and other agents holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to these beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding the solicitation material to the beneficial owners. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. The original solicitation of proxies by mail may be supplemented by telephone, fax, Internet and personal solicitation by our directors, officers or other employees. Directors, officers and employees will not be paid any additional compensation for soliciting proxies.

HOW CAN I VOTE?

If you are a stockholder of record, you may:

●	VOTE IN PERSON AT THE ANNUAL MEETING - To vote in person, you will need to attend the Annual Meeting and bring with you evidence of your stock ownership. If your shares are registered directly in your name, you will need to bring valid government-issued identification. If your shares are held in the name of your broker, bank or another nominee, you will need to obtain and bring with you a “legal proxy” from your broker, bank or nominee, and bring evidence of your stock ownership, together with valid identification.

●	VOTE BY MAIL IN ADVANCE OF THE ANNUAL MEETING - If you request a paper proxy card, complete, sign and date the enclosed proxy card, then follow the instructions on the card.

●	VOTE VIA THE INTERNET OR VIA TELEPHONE IN ADVANCE OF THE ANNUAL MEETING -

If you would like to vote in advance of the Annual Meeting by phone please call 1-866-752-VOTE(8683) or follow the instructions on the proxy card and have the proxy card available when you access the internet website or place your telephone call.

If you submit your vote by mail, your completed, signed and dated proxy card must be received prior to the Annual Meeting. Submitting your proxy, whether via the internet, via telephone or by mail if you requested a paper proxy card, will not affect your right to vote at the Annual Meeting should you decide to attend the meeting.

If you are not a stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE?

If you receive more than one Internet Notice or proxy card from us or your bank, this usually means that your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card via the internet, telephone or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign and return each proxy card you received to ensure that all of your shares are voted.

How Your Shares Will Be Voted

Shares represented by proxies that are properly executed and returned, and not revoked, will be voted as specified. If you sign a proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.

If you hold your shares in street name and do not vote, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.

HAS THE BOARD OF DIRECTORS MADE A RECOMMENDATION REGARDING THE MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING?

Yes. Our board of directors recommends that you cast your vote:

1.	“FOR” the election of the five nominees for directors named in this proxy statement; and

2.	“FOR” the ratification of the appointment of Golden Eagle CPAs LLC as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2026.

CAN I CHANGE MY VOTE OR REVOKE MY VOTE IF I VOTE BY PROXY?

Yes. As a stockholder of record, if you vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. You may revoke your proxy by doing any of the following:

1.	Delivering a written notice that you are revoking your proxy to our Corporate Secretary at the address indicated below and such notice shall be received prior to the Annual Meeting.

2.	Signing and delivering another properly completed proxy card with a later date pursuant instructions on the proxy card.

3.	Voting again via internet or by telephone no later than 23:59 p.m. Eastern Time on December 14, 2025.

4.	Attending the Annual Meeting in person and vote at the meeting. Simply attending the meeting will not, by itself, revoke your proxy.

Any written notice of revocation should be delivered to:

Marwynn Holdings, Inc.

Attn: Secretary

12 Chrysler Unit C

Irvine, CA 92618

If your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our Current Report on Form 8-K within four (4) business days following the Annual Meeting.

ARE THERE ANY Interest of Officers and Directors in Matters to Be Acted Upon?

None of the Company’s officers or directors has any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the board of directors or a director.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all our employees, officers and directors, including those officers responsible for financial reporting. A copy of our code of business conduct and ethics is available on the investor relations section of our website at https://ir.marwynnholdings.com/governance-documents. We intend to disclose any amendments to the code, or any waivers of its requirements, on our website or in a Current Report on Form 8-K.

Leadership Structure and Risk Oversight

Our board of directors does not have a policy regarding the separation of the roles of chief executive officer and chairperson of the board of directors, as our board of directors believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the board of directors. Our board of directors has determined that having an employee director serve as chairperson is in the best interest of our stockholders at this time because of the efficiencies achieved in having the role of chief executive officer and chairperson combined, and because the detailed knowledge of our day-to-day operations and business that the chief executive officer possesses greatly enhances the decision-making processes of our board of directors as a whole.

The chairperson of the board of directors and the other members of the board of directors work in concert to provide oversight of our management and affairs. Our board of directors encourages communication among its members and between management and the board of directors to facilitate productive working relationships. Working with the other members of the board of directors, our chairperson also strives to ensure that there is an appropriate balance and focus among key board responsibilities such as strategic development, review of operations and risk oversight.

Board Composition

Our board of directors consists of five (5) members.

As of the Record Date, we are a “controlled company” under the corporate governance rules of The Nasdaq Capital Market. The Nasdaq Marketplace Rule 5615(c) defines a “controlled company” as a company of which more than 50% of the voting power for the election of directors is held by an individual, a group, or another company. Ms. Yan currently controls approximately 93.89% of the voting power of our outstanding voting securities. As a result, we qualify for exemptions from certain corporate governance requirements under the Nasdaq Marketplace Rules. We intend to rely on certain exemptions to The Nasdaq Capital Market corporate governance requirements.

Accordingly, at the time of this filing, we do not intend to have a fully independent compensation committee or nominating and corporate governance committee, nor do we require independent director oversight of director nominations.

Our nominating and corporate governance committee and our board of directors may consider a broad range of factors relating to the qualifications and background of board nominees, which may include diversity, which is not only limited to race, gender or national origin. We have no formal policy regarding board diversity. Our nominating and corporate governance committee’s and our board of directors’ priority in selecting board members is identification of persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business, understanding of the competitive landscape and professional and personal experiences and expertise relevant to our growth strategy. Our directors hold office until their successors have been elected and qualified or until the earlier of their death, resignation or removal. Our Bylaws also provide that our directors may be removed with or without cause by a vote of the holders of a majority of the voting power of the issued and outstanding stock entitled to vote and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office, though less than a quorum, and not by the stockholders, unless the board determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders.

Director Independence. Our board of directors has determined that all members of our board of directors are independent directors, with the exception of Yin Yan and Shengnan Xu, including for purposes of the rules of the Nasdaq and relevant federal securities laws and regulations.

Term of Office. In accordance with the terms of our Articles of Incorporation and Bylaws, at each annual meeting of the stockholders, the holders of shares of stock entitled to vote in the election of directors will elect directors to hold office until the next succeeding annual meeting or until the director’s earlier death, resignation, disqualification, or removal.

Our Articles of Incorporation and Bylaws provide that the number of our directors shall be fixed from time to time by a resolution of the majority of our board of directors.

Committees of the Board of Directors

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and responsibilities described below. Each of the below committees has a written charter approved by our board of directors. Each of the committees reports to our board of directors as such committee deems appropriate and as our board of directors may request. Copies of the charters are posted on the investor relations section of our website. Members serve on these committees until their resignation or until otherwise determined by our board of directors.

Audit Committee

Our audit committee is comprised of Dandan Wang, Dvisha Patel and Eric Newlan, with Mr. Newlan serving as chair of the committee. Our board of directors has determined that each member of the audit committee meets the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the applicable Nasdaq Marketplace Rules, and has sufficient knowledge in financial and auditing matters to serve on the audit committee. Dandan Wang qualifies as an audit committee financial expert under Item 407 of Regulation S-K. We have adopted an audit committee charter, detailing the principal functions of the audit committee, which is available on our website at https://ir.marwynnholdings.com/governance-documents.

Compensation Committee

We have elected to rely on the “controlled company” exemption and our compensation committees does not consist entirely of independent directors.

Our compensation committee is comprised of Dandan Wang, Dvisha Patel and Yin Yan, with Yin Yan, our chairperson, chief executive officer and president, serving as chair of the committee. Only Mses. Wang and Patel are non-employee directors, as defined by Rule 16b-3 promulgated under the Exchange Act and “independent” as defined in the applicable Nasdaq Marketplace Rules. We have adopted a compensation committee charter which details the principal functions of the compensation committee, which is available on our website at https://ir.marwynnholdings.com/governance-documents.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the Nasdaq Marketplace Rules and the SEC.

Nominating and Governance Committee

We have elected to rely on the “controlled company” exemption and our nominating and corporate governance committees does not consist entirely of independent directors.

Our nominating and governance committee is comprised of Dandan Wang, Yin Yan and Shengnan Xu, with Yin Yan our chairperson, chief executive officer and president, serving as the chair of the committee. We have adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, which is available on our website at https://ir.marwynnholdings.com/governance-documents.

The charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and is directly responsible for approving the search firm’s fees and other retention terms.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of Directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Board and Committee Meetings and Attendance

Our Board of Directors and its committees regularly consider matters throughout the year and may act either at meetings or by written consent in lieu of a meeting. During fiscal year ended April 30, 2025 (“Fiscal 2024”), actions of the Board of Directors and its committees were taken exclusively by written consent. Accordingly, no formal meetings of the Board or its committees were held during Fiscal 2024.

Board Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders.

Executive Sessions

The independent directors meet in executive sessions without management present. During Fiscal 2024, the independent directors did not hold any separate executive sessions, and no formal meetings were held. All actions were taken by written consent. The Board intends to hold a formal meeting, including an executive session of the independent directors, following the Annual Meeting.

Communication with Directors

Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our Chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Corporate Secretary. All communications are reviewed by the Corporate Secretary and provided to the members of our board of directors as appropriate. The address for these communications is:

Marwynn Holdings, Inc.

Attn: Secretary

12 Chrysler Unit C

Irvine, CA 92618

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors

The nominating and corporate governance committee, or governance committee, is responsible for recommending to the board of directors the nominees for election to our board of directors at each annual meeting of stockholders and for identifying one or more candidates to fill any vacancies that may occur on our board of directors. New candidates may be identified through recommendations from existing directors or members of management, consultants or third-party search firms, discussions with other persons who may know of suitable candidates to serve on our board of directors, and stockholder recommendations. Evaluations of prospective candidates typically include a review of the candidate’s background and qualifications by the nominating and corporate governance committee, interviews with the committee as a whole, one or more members of the committee, or one or more other board members, and discussions within the committee and the full board. The nominating and corporate governance committee then recommends candidates to the full board, with the full board of directors selecting the candidates to be nominated for election by the stockholders or to be appointed by the board of directors to fill a vacancy.

The nominating and corporate governance committee will consider director candidates proposed by stockholders as well as recommendations from other sources. Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our board of directors is set forth in section titled “Stockholder Proposals for 2026 Annual Meeting.”

Director Qualifications

In accordance with its charter, the nominating and corporate governance committee considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders for the selection of new directors.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our board of directors, or Board, has the authority to fix the number of director seats on our Board and, effective as of the date of the Annual Meeting of Stockholders, or Annual Meeting, our Board has approved fixing the number of directors at five (5). Directors serve for a term of one (1) year and stand for election at our annual meeting of stockholders. Pursuant to our Amended and Restated Bylaws, a majority of directors may appoint a successor to fill any vacancy that occurs on the Board between annual meetings. At the Annual Meeting, stockholders will be asked to elect the nominees for director listed below.

Nominees for Director

The nominees for director have consented to being named as nominees in this proxy statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present board of directors to fill the vacancy. The board of directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected will hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation or removal, or until their successors are elected and qualified. There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of our company. Directors are elected until their successors are duly elected and qualified. There are no family relationships among our directors or officers. There are no arrangements or understandings between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer.

Director Nominee	Age	Position
Yin Yan(2)(3)	49	Chairperson of the Board, Chief Executive Officer and President
Shengnan Xu(3)	37	Director, Chief Financial Officer and Secretary
Eric Newlan(1)	63	Independent Director
Dandan Wang(1)(2)(3)	55	Independent Director
Dvisha Patel(1)(2)	32	Independent Director

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating Committee.

Biographies of Nominees

Yin Yan, Chairperson of the Board, Chief Executive Officer, President and Director. Ms. Yin Yan has served as our chairperson, chief executive officer, president and director since April, 2024. She has also served as chief executive officer of our subsidiary FuAn Enterprise since March, 2023. Ms. Yan has been serving as chief executive officer and chair of the board of directors of Bio Essence Corp. an herbal health, diet, and nutrition company whose common stock is registered with the SEC and trades on the OTC-Pink market (symbol: BIOE), for approximately 8 years. She has over 20 years’ experience in real estate, international trade and management. She is a registered lawyer admitted in NSW High Court of Australia. Ms. Yan has a J.D. degree from the University of New South Wales. She also holds an MBA degree in Technology Management and BS in Computer Information System from the University of New South Wales. Based on the foregoing qualifications, the Company believes that Ms. Yan is qualified to serve on the Board.

Shengnan Xu, Director, Chief Financial Officer and Secretary. Ms. Xu has over a decade of experience in financial management, corporate strategy, and cross-border trading. She has served as a director and Vice President of Finance at Harbin Langhesheng Trading Co., Ltd., a wholesale trading company, from 2022, where she has helped lead initiatives in supply chain optimization and international market expansion. Prior to that, from 2012 to 2022, she served as General Manager and Controller at Harbin Mingde Investment Co., Ltd., where she oversaw economic consulting and corporate advisory services, as well as financial operations and internal controls. Her leadership spanned operational finance, business planning, and strategic consulting for regional enterprises. Ms. Xu holds a bachelor’s degree in Arts and Finance from Heilongjiang International University. Her background in financial oversight and strategic execution supports her ability to contribute meaningfully to the Company’s board oversight and business planning.

Eric Newlan, Independent Director. Mr. Newlan was appointed to our Board on July 24, 2024. Since 1987, Mr. Newlan has practiced law in the North Texas area and is currently managing member of Newlan Law Firm, PLLC, Flower Mound, Texas, a firm engaged principally in the area of securities regulation. He earned a B.A. degree in Business from Baylor University, Waco, Texas, and a J.D. degree from the Washburn University School of Law, Topeka, Kansas. Mr. Newlan is a member of the Texas Bar. Since January 2020, he has served as Vice President and a Director of Black Bird Biotech, Inc., a publicly-traded company (Symbol: BBBT) engaged in the manufacture and sale of biopesticide products. From May 2022 through June 2023, Mr. Newlan served as Vice President, Secretary and a Director of Accredited Solutions, Inc., a publicly-traded company (symbol: ASII) engaged in the sale and distribution of Diamond Creek high alkaline water. Since June 2016, Mr. Newlan has been Vice President and a Director of Touchstone Enviro Solutions, Inc., a purveyor of environmentally-friendly products. Based on the above qualifications, the Company believes Mr. Newlan is qualified to be on the Board.

Dandan Wang, Independent Director. Ms. Wang was appointed to our Board on July 24, 2024. Ms. Wang graduated from Dongbei University of Finance and Economics with a major in Finance in 1997. She received her MBA degree in 2003. She worked for Bank of Communications since 1988 and was promoted to Vice President of Commercial Lending Division. In 2001, she moved to China Guangfa Bank where she served as Vice President in various divisions including commercial lending, marketing, private banking and compliance before her retirement in 2023. Based on the above qualifications, the Company believes Ms. Wang is qualified to be on the Board.

Dvisha Patel, Independent Director. Ms. Patel was appointed to our Board on July 24, 2024. Ms. Patel is a seasoned professional with a proven track record of executing successful strategic and operational plans across various industries. As a management consultant, Ms. Patel has advised clients, from startups to Fortune 500 companies, on a range of business issues, from increasing user engagement to building new operational processes to identifying cost-savings opportunities. Her extensive expertise also includes in-house roles, including at Vereto (senior customer growth manager, since November 2023), Amazon (senior product marketing manager, April 2022-June 2023; senior vendor manager July 2021-April 2022), AARETE (consultant, February 2019-May 2021) and W.B. Mason (November 2016 - February 2019), where she managed and grew multi-million-dollar P&Ls. Throughout her career, she has balanced achieving business goals with advocating for the needs of end users, customers, and clients. Ms. Patel holds a Master of Business Administration from UCLA Anderson School of Management and a Bachelor of Science in Business Administration from Boston University. Based on the above qualifications, the Company believes Ms. Patel is qualified to be on the Board.

Non-Employee Director Compensation

Our policy with respect to the compensation payable to our non-employee directors provides that directors shall receive a fee of $10,000 per year during the term of their directorship paid in four (4) equal quarterly installments commencing in the first quarter starting March 11, 2025. In addition, directors are entitled to receive an initial stock award to purchase 31,000 shares of the Company’s common stock. The per share exercise price of each option granted to the director shall equal 100% of the fair market value (as defined by the Board) of a share of common stock on the date the option is granted. The initial award shall vest over three (3) years of which 1/3 of the options shall vest on the first anniversary of the grant date, and the remaining 2/3 of the options shall vest over two years on an annual basis, subject to the director continuing in service on the Board through each such vesting date. The term of each stock option granted to the director shall be ten (10) years from the date of grant.

Directors may be reimbursed for travel, food, lodging and other expenses directly related to their service as directors. Directors will also be entitled to the protection provided by their indemnification agreements and the indemnification provisions in our Articles of Incorporation and Bylaws.

No compensation was paid to our non-employee directors during the fiscal year ended April 30, 2025.

Vote Required

Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present and voting, the five (5) nominees receiving the highest number of affirmative votes will be elected. Our Amended and Restated Articles of Incorporation do not permit stockholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five (5) nominees. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE ELECTION OF ALL THE DIRECTOR NOMINEES.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors is responsible for the selection of our independent registered public accounting firm. The audit committee has selected and retained the public accounting firm of Golden Eagle CPAs LLC (“Golden Eagle”) as independent registered public accounting firm to audit our financial statements for the fiscal year ending April 30, 2026. Although the audit committee is directly responsible for selecting and retaining our independent auditor and even though ratification is not required by our Amended and Restated Bylaws, the board of directors is submitting the selection of Golden Eagle to our stockholders for ratification as a matter of good corporate practice and we are asking our stockholders to approve the appointment of Golden Eagle. In the event our stockholders fail to ratify the appointment, the audit committee may reconsider this appointment.

The Company has been advised by Golden Eagle that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. A representative of Golden Eagle is expected to be present in person or by electronic conferencing at the Annual Meeting, and will be afforded an opportunity to make a statement at the Annual Meeting if the representative desires to do so.

Independent Auditor

For the fiscal years ended April 30, 2024 and 2025, the Company’s independent public accounting firm was Golden Eagle.

Fees Paid to Principal Independent Registered Public Accounting Firm

The aggregate fees billed by our Independent Registered Public Accounting Firm, for the fiscal years ended April 30, 2025 and 2024 are as follows:

	2025	2024
Audit fees(1)	$170,000	$187,500
Audit related fees(2)	-	-
Tax fees(3)	-	-
All other fees(4)	-	-
Total	$170,000	$187,500

(1)	Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and the review of our quarterly financial statements and those services normally provided in connection with statutory or regulatory filings or engagements including comfort letters, consents and other services related to SEC matters. This information is presented as of the latest practicable date for the Annual Report.

(2)	Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees.” No such fees were incurred during the fiscal years ended April 30, 2025 and 2024.

(3)	No tax compliance, tax advice or tax planning services were provided during fiscal years ended April 30, 2025 and 2024.

(4)	All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories. No such fees were incurred during the fiscal years ended April 30, 2025 and 2024.

Audit Committee Pre-Approval Policies

The Audit Committee is directly responsible for the appointment, retention and termination, and for determining the compensation, of our independent registered public accounting firm. The Audit Committee pre-approves all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board), except that pre-approval for services other than audit, review or attest services is not required if the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided. Prior to the formation and appointment of the Audit Committee, we have appointed Golden Eagle CPAs LLC as our independent audit firm for the fiscal years ended April 30, 2025 and 2024. In making the determination to appoint Golden Eagle CPAs LLC as independent auditor for such fiscal years, we considered, among other factors, the independence and performance of Golden Eagle CPAs LLC and the quality and candor of Golden Eagle CPAs LLC’s communications with management. Golden Eagle CPAs LLC has served as our independent auditor since 2024. All services provided by Golden Eagle CPAs LLC during fiscal year 2025 have been approved and ratified by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee of the Board of Directors of Marwynn Holdings, Inc. (the “Company”) submitted to the Board of Directors of the Company with respect to the Company’s audited financial statements for the fiscal year ended April 30, 2025 and 2024, included in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2025. The information contained in this filing shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee of the Board of Directors currently consists of non-executive directors. The Board determined that each of the members of the Audit Committee is an “independent director” under the listing standards of the Nasdaq Stock Market.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the responsibility for the financial statements and the reporting process, including internal control systems. The Company’s independent registered public accounting firm for the fiscal year ended April 30, 2025 and 2024, Golden Eagle CPAs LLC (“Golden Eagle”) was responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

Review with Management

The Audit Committee reviewed and discussed the audited financial statements with management of the Company.

Review and Discussions with Independent Accountants

The Audit Committee met with Golden Eagle to review the financial statements for the fiscal year ended April 30, 2025 and 2024. The Audit Committee discussed with a representative of Golden Eagle applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee met with Golden Eagle, with and without management present, to discuss the overall scope of Golden Eagle’s audit, the results of its examinations and the overall quality of the Company’s financial reporting. The Audit Committee received the written disclosures and the letter from Golden Eagle required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence. In addition, the Audit Committee has discussed with Golden Eagle its independence and satisfied itself as to the independence of Golden Eagle.

Conclusion

Based on the above review, discussions, and representations received, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended April 30, 2025 and 2024 be included in the Company’s Annual Report on Form 10-K filed with the SEC on August 8, 2025.

The Audit Committee of the Board of Directors:

/s/ Eric Newlan, Chair
/s/ Dandan Wang
/s/ Dvisha Patel

Vote Required

The ratification of the appointment of Golden Eagle as our independent registered public accounting firm for our fiscal year ending April 30, 2026 requires the affirmative vote of at least a majority of the voting power of the shares of common stock present in person or represented by proxy and entitled to vote on the subject matter. Stockholders may vote “For,” “Against,” or “Abstain” with respect to this Proposal 2. Abstentions will have the same effect as a vote “Against” Proposal 2. Broker non-votes, if any, will have no effect on the outcome of Proposal 2.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 30, 2026.

EXECUTIVE OFFICERS

The following table set forth the names and ages of our executive officers as of October 27, 2025:

Name	Age	Position	Executive Officer Since
Yin Yan	49	Chief Executive Officer and President	2024
Shengnan Xu(1)	37	Chief Financial Officer and Secretary	2025
Tuan Tran	51	Vice President of Operations	2024

(1)	Ms. Xu was appointed as our Chief Financial Officer and Secretary on September 18, 2025.

Ms. Yan’s and Ms. Xu’s biographies are provided under “Proposal 1- Election of Directors.”

Tuan Tran, Chief Operating Officer. Mr. Tran has served as our chief operating officer (COO) since April 1, 2024. He has also served as chief operating officer for our subsidiary Fuan Enterprise since October 1, 2023, where he oversees the company’s day-to-day administrative and operational functions. Prior to joining Fuan Enterprise, Mr. Tran held several key positions that highlight his extensive experience in operations management. His previous roles in operations leadership include serving as COO at Bio Essence Corporation from 2018 until joining FuAn in 2023, COO at AMF Pharma, General Manager at Harmony Health Labs, and VP of Operations at SK Laboratories. Mr. Tuan Tran has over 20 years of experience in quality and operations working in the nutrition, dietary supplements and OTC industries. Mr. Tran’s current responsibilities include, but are not limited to production, warehouse and distribution, quality, customer service, R&D, procurement, human resources, and safety. Mr. Tran has extensive knowledge in FDA regulations, GMPs, food safety, auditing, quality system, HACCP, Process Analytical Technology, CAPA, and Lean Manufacturing. Mr. Tran also specializes in crisis management, regulatory compliance, quality systems implementation, and supplier qualification. Mr. Tran received his Bachelors of Science Degree in Public Health from Southern Connecticut State University. He holds certifications in Pharmaceutical Engineering, Six Sigma Green Belt, Food Safety, Technical Writing and HACCP. Mr. Tran is a senior member with the American Society for Quality.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers were involved in any legal proceedings described in Item 401(f) of Regulation S-K in the past ten years.

Change in Management

Resignation

On September 16, 2025, the Board of Directors received the resignation of Ms. Zhifen Zhou from her positions as the Chief Financial Officer, director, and member of the Nominating and Corporate Governance Committee, effective as of the same date.

Ms. Zhou’s resignation was for personal reasons and not due to any disagreement with the Company’s management team or the Company’s Board on any matter relating to the operations, policies or practices of the Company or any issues regarding the Company’s accounting policies or practices.

Appointment

As a result of Ms. Zhou’s departure, on September 18, 2025, the Board appointed Ms. Shengnan Xu to serve as Chief Financial Officer, director, and member of the Nominating and Corporate Governance Committee, effective immediately. Ms. Shengnan Xu will be entitled to an annual compensation of $36,000. In addition, the Company entered into its standard form of indemnification agreement (“Indemnification Agreement”) with Ms. Xu. Pursuant to and subject to the terms, conditions and limitations set forth in the Indemnification Agreement, the Company agreed to indemnify Ms. Xu against any and all expenses incurred in connection with his service as officer, director and/or agent, or is or was serving at Company’s request as a director, officer, employee, agent or advisor of another corporation, partnership, joint venture, trust, limited liability company, or other entity or enterprise but only if Ms. Xu acts in good faith and in a manner he reasonably believes to be in or not opposed to Company’s best interest, and in the case of a criminal proceeding, has no reasonable cause to believe that her conduct was unlawful.

EXECUTIVE COMPENSATION

Compensation for our Named Executive Officers

Summary Compensation Table

The following table shows all of the compensation awarded to or earned by or paid to our named executive officers for fiscal years ended April 30, 2025 and 2024.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stocks Award ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Yin Yan*	2025	120,000	—	—	—	—	120,000
Chairperson, Chief Executive Officer and President	2024	40,000	150,000	—	—	—	190,000
Zhifen Zhou**	2025	101,000	—	—	—	—	101,000
Former Director, Chief Financial Officer and Secretary	2024	148,200	—	—	—	—	148,200
Tuan Tran*	2025	100,000	—	—	—	—	100,000
Chief Operating Officer	2024	58,334	—	—	—	—	58,334
Shengnan Xu***	2025	—	—	—	—	—	—
Director, Chief Financial Officer and Secretary	2024	—	—	—	—	—	—

*	Paid by FuAn.

**	On September 16, 2025, Mr. Zhou resigned as our director, Chief Financial Officer and Secretary.

***	Ms. Xu was appointed as our director, Chief Financial Officer and Secretary on September 18, 2025.

Employment Agreements

We do not have any employment agreement or consulting agreement contracts with our executive officers. The annual salary for Yin Yan, our chairperson, chief executive officer, and president is $120,000 per year. The annual salary for Shengnan Xu, our chief financial officer and secretary, is $35,000 per year and the annual salary for Tuan Tran, our chief operating officer, is $100,000 per year.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for executive officers.

Equity Compensation Plan Information

The following table summarizes information about the Company’s equity compensation plans as of April 30, 2025. All outstanding awards relate to the Company’s common stock. Shares issued under all of the following plans may be from the Company’s treasury, newly issued or both.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(A))
Equity compensation plans approved by security holders (1)	93,000	(1)	$1.61	-	(2)
Equity compensation plans not approved by security holders	-		-	-
Total	-		-	-

(1)	The equity compensation plan approved by stockholders consist of our 2024 Amended and Restated Equity Incentive Plan (the “2024 Plan”).

(2)	Consists of shares available for future issuance under the 2024 Plan.

Outstanding Equity Awards as of April 30, 2025

There were no outstanding equity incentive plan awards held by any named executive officer as of April 30, 2025.

2024 Amended and Restated Equity Incentive Plan

The 2024 Equity Incentive Plan was originally adopted on June 18, 2024, and was subsequently amended and restated on January 8, 2025 pursuant to the 2024 Amended and Restated Equity Incentive Plan, or the 2024 Plan, for the purpose of granting share based compensation awards to current or prospective employees, directors, officers, advisors or consultants of the Company or its affiliates and align their interests with ours. The maximum aggregate number of shares of common stock which may be issued pursuant to all awards under the 2024 Plan is 93,000. As of the date of this filing, stock options to purchase a total of 93,000 shares of common stock have been granted to independent directors under the 2024 Plan, as part of the compensation package for non-executive independent directors. See “Non-Employee Director Compensation” provided under “Proposal 1- Election of Directors.”

10b5-1 Plan

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may amend or terminate the plan in limited circumstances. Our directors and executive officers may also buy or sell additional shares of our common stock outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

Limitations of Liability and Indemnification Matters

We executed a standard form of indemnification agreement (Indemnification Agreement) with each of our Board members and executive officers (each, an Indemnitee).

Pursuant to and subject to the terms, conditions and limitations set forth in the Indemnification Agreement, we agreed to indemnify each Indemnitee, against any and all expenses incurred in connection with the Indemnitee’s service as our officer, director and or agent, or is or was serving at our request as a director, officer, employee, agent or advisor of another corporation, partnership, joint venture, trust, limited liability company, or other entity or enterprise but only if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to our best interest, and in the case of a criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. In addition, the indemnification provided in the indemnification agreement is applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven. Additionally, the Indemnification Agreement establishes processes and procedures for indemnification claims, advancement of expenses and costs and contribution obligations.

Insider Trading Policy

We have adopted insider trading policies and procedures governing the purchase, sale, and other dispositions of the our securities by directors, officers and employees. Such policies are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards of Nasdaq.

Clawback Policy

Our board of directors has adopted a clawback policy (the “Clawback Policy”) permitting the Company to seek the recoupment of incentive compensation received by any of the Company’s current and former executive officers (as determined by the board in accordance with Section 10D of the Exchange Act and the Nasdaq Marketplace Rules) and such other senior executives/employees who may from time to time be deemed subject to the Clawback Policy by the board (collectively, the “Covered Executives”). The amount to be recovered will be the excess of the incentive compensation paid to the Covered Executive based on the erroneous data over the incentive compensation that would have been paid to the Covered Executive had it been based on the restated results, as determined by the board. If the board cannot determine the amount of excess incentive compensation received by the Covered Executive directly from the information in the accounting restatement, then it will make its determination based on a reasonable estimate of the effect of the accounting restatement.

BENEFICIAL OWNERSHIP

Security Ownership of Principal Stockholders and Management

Based solely upon information made available to us, the following table sets forth information as of October 27, 2025 regarding the beneficial ownership of our voting securities by:

●	each person known by us to be the beneficial owner of more than 5% of any class of our outstanding voting securities;

●	each of our named executive officers and directors; and

●	all our executive officers and directors as a group.

The percentage ownership information shown in the table is based upon 17,054,004 shares of common stock and 135,000 shares of Series A Super Voting Preferred Stock issued and outstanding as of October 27, 2025.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise indicated, each person or entity named in the table has sole voting and investment power with respect to all shares of our capital shown as beneficially owned, subject to applicable community property laws.

In computing the number and percentage of shares beneficially owned by a person as of a particular date, shares that may be acquired by such person (for example, upon the exercise of options or warrants) within 60 days of such date are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person.

The address of each holder listed below, except as otherwise indicated, is c/o Marwynn Holdings, Inc., 12 Chrysler Unit C, Irvine, CA 92618.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock		% of Common Stock	Number of Shares of Preferred Stock(2)	% of Preferred Stock	% of Total Voting Power
Officers and Directors
Yin Yan (Chairperson, Chief Executive Officer, and President)	7,770,485	(2)	45.56%	135,000	100%	93.89%
Shengnan Xu (Director, Chief Financial Officer and Secretary)	—	(3)	—%	—	—	—%
Eric Newlan (Director)	10,333	(4)	0.06%	—	—	0.01%
Dandan Wang (Director)	10,333	(4)	0.06%	—	—	0.01%
Dvisha Patel (Director)	10,333	(4)	0.06%	—	—	0.01%
All directors and executive officers as a group (5 individuals)	7,801,484		45.7%	135,000	100%	94.92%

Five Percent Stockholders
Yin Yan (Chairperson, Chief Executive Officer, and President)	7,770,485	(2)	45.56%	135,000	100%	93.89%
Fulai Wang 1921 Apuesto Way, Coto de Caza, CA 92679	7,770,485	(5)	45.56%	135,000	100%	93.89%
Weidong Xuan Room 1001, Building 7, Banshan Bandao, Sanya City, Hainan Province, China	1,000,000		5.86%	—	—	0.66%
Wentao Lyv Room 203, No. 8 Anyuan Road, Bao’an District, Shenzhen City, Guangdong Province, China	1,000,000		5.86%	—	—	0.66%
Qian Zhao Room 550, Building 7, Dongshi 4th Road, Tongzhou District, Beijing, China	943,568		5.53%	—	—	0.62%
Xiaoli Liu Room 1103, Building 14, Area B, Hulin Street, Zhangzhou City, Fujian Province, China	900,000		5.28%	—	—	0.59%

*	Share data are presented on a retroactive basis to reflect the effects of the (i) 1.55-for-1 forward stock split of our common stock, and (ii) 4.5-for-1 forward stock split of our Series A Super-Voting Preferred Stock effected on September 9, 2024.

(1)	The address of each holder listed above, except as otherwise indicated, is c/o Marwynn Holdings, Inc., 12 Chrysler Unit C, Irvine, CA 92618. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of common stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days following the date of the information in this table are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or warrant. Subject to community property laws where applicable, to our knowledge, each person listed is believed to have sole voting and investment power with respect to all shares of common stock owned by such person.

(2)	Includes 5,993,255 shares of common stock held directly by Yin Yan and 1,777,230 shares of common stock held by her spouse Fulai Wang over which Yin Yan is deemed to have beneficial ownership.

(3)	Ms. Xu was appointed as our Director, Chief Financial Officer and Secretary on September 18, 2025.

(4)	Represents 10,333 shares underlying options that are issuable under an aggregate of 31,000 stock options granted pursuant to the Company’s 2024 Amended and Restated Equity Incentive Plan and a Non-Qualified Stock Option Agreement entered into with the independent directors. The options vest in equal annual installments beginning on July 24, 2024.

(5)	Includes 1,777,230 shares of common stock held directly by Fulai Wang, and 5,993,255 shares of common stock and 135,000 shares of Series A Super Voting Preferred Stock held by his spouse Yin Yan over which Fulai Wang is deemed to have beneficial ownership.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our shares of common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

As of April 30, 2025, based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were filed, except that such persons were late with their filing on their Form 3s.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Related Person Transactions

The Company’s policy for related party transactions can be found in its code of business conduct and ethics.

Indemnification Agreements

We executed a standard form of indemnification agreement (“Indemnification Agreement”) with each of our Board members and executive officers (each, an “Indemnitee”).

Pursuant to and subject to the terms, conditions and limitations set forth in the Indemnification Agreement, we agreed to indemnify each Indemnitee, against any and all expenses incurred in connection with the Indemnitee’s service as our officer, director and or agent, or is or was serving at our request as a director, officer, employee, agent or advisor of another corporation, partnership, joint venture, trust, limited liability company, or other entity or enterprise but only if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to our best interest, and in the case of a criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. In addition, the indemnification provided in the indemnification agreement is applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven. Additionally, the Indemnification Agreement establishes processes and procedures for indemnification claims, advancement of expenses and costs and contribution obligations.

Reorganization

On April 29, 2024, Yin Yan (our chairperson, chief executive officer and president, and spouse of Fulai Wang), Fubao Wang, Xiangjing Wu, Gang Wu, Dan Yu, and Qiang Zhang, as the stockholders of FuAn, entered into a share exchange agreement with Marwynn to transfer all of their ownership in FuAn for 7,399,080 shares of common stock of Marwynn (“FuAn Transaction”). On April 25, 2024, Hong Le Liang, Sen Zhong (spouse of Zhifen Zhou, our former chief financial officer, secretary and director) and Fu Lai Wang (spouse of Yin Yan, our chairperson, chief executive officer and president), as the stockholders of Grand Forest, entered into a share exchange agreement with Marwynn to transfer all of their ownership in Grand Forest for 4,976,244 shares of common stock of Marwynn (“Grand Forest Transaction”). On April 25, 2024, Hong Le Liang and Jiechun Wu, as the stockholders of KZS, entered into a share exchange agreement with Marwynn to transfer all of their ownership in KZS for 2,132,676 shares of common stock of Marwynn (“KZS Transaction”). On April 30, 2024, the FuAn Transaction, Grand Forest Transaction and KZS Transaction closed, and Marwynn issued a total of 14,508,004 shares of its common stock to the stockholders of FuAn, Grand Forest and KZS. As a result of the share exchanges, all the stockholders of FuAn, Grand Forest and KZS became the stockholders of Marwynn and Marwynn became the parent of FuAn, Grand Forest and KZS (the “Reorganization”).

Other Related Party Transactions

Due from related parties

Name of Related Party	Nature	Relationship	April 30, 2025	April 30, 2024
Yin Yan	Other receivable	Chief Executive Officer (“CEO”) and owned 81% of equity interest of FuAn (before Reorganization) and owns 40% of common shares and 100% of preferred shares of Marwynn	$193,853	—
Total			$193,853	$—

As of April 30, 2025, the balance of due from a related party was comprised of advances payment that the Company paid to the related party. On May 20, 2025, the Company received the full payment from this related party.

Due to related parties

Name of Related Party	Nature	Relationship	As of April 30, 2025	As of April 30, 2024	As of April 30, 2023	As of April 30, 2022
Sen Zhong(1)*	Other receivable	Spouse of Zhifen Zhou and stockholder of Marwynn	$—	$—	$—	$80,000
Yin Yan**	Other payable	Chairperson, chief executive officer, president, stockholder of Marwynn, and spouse of Fulai Wang	$—	$500	—	282,594
Fulai Wang*****	Promissory Note	Spouse of Yin Yan and stockholder of Marwynn	40,000	250,000	550,000	300,000
Zhifen Zhou(1)***	Other payable	Former Director, chief financial officer, secretary, and spouse of Sen Zhong	—	273	18,847	—
Sen Zhong(1)*****	Promissory Note	Spouse of Zhifen Zhou and stockholder of Marwynn	396,417	572,481	130,900	—
Hong Le Liang(2)*****	Promissory Note	Chief executive officer of Grand Forest and stockholder of Marwynn	247,245	292,825	422,825	278,000
American Chef Kitchen LLC(1)	Other payable	An entity controlled by Zhifen Zhou	—	—	200,000	200,000
H&S Construction(2)****	Promissory Note	An entity controlled by Hong Le Liang	—	103,463	64,344	31,672
JaoFong Inc.(2)	Other payable	An entity controlled by Hong Le Liang	—	—	1,298,984	1,524,135
Total			$683,662	$1,219,542	$2,685,900	$2,616,401

(1)	Ms. Zhifen Zhou resigned on September 16, 2025. As of October 23, 2025, Sen Zhong is no longer a stockholder of the Company.

(2)	As of October 23, 2025, Hong Le Liang is no longer a stockholder of the Company.

*	As of April 30, 2023, the receivable had been collected in full.

**	As of July 24, 2024, the advance has been repaid in full.

***	As of May 3, 2024, the advances have been repaid in full.

****	As of April 30, 2025, the advance has been repaid in full.

*****	On April 30, 2024, the advances were memorialized pursuant to unsecured promissory notes between Grand Forest and the holders. The unsecured promissory notes are payable on demand on or after August 1, 2025, and carry no interest. In the absence of any demand, the entire principal shall be due on October 31, 2029.

As of April 30, 2025 and 2024, the balance of due to related parties was comprised of advances from the Company’s related parties and was used for working capital during the Company’s normal course of business. Such advances were non-interest bearing and due on demand.

Director Independence. Our board of directors has determined that all members of our board of directors are independent directors, with the exception of Yin Yan and Shengnan Xu, including for purposes of the rules of the Nasdaq and relevant federal securities laws and regulations.

STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

Stockholder Nominations and Proposals

In order to be considered for inclusion in our proxy statement and form of proxy for the 2026 Annual Meeting, any proposals by shareholders intended to be presented at such meeting must be received at Marwynn Holdings, Inc., Attn: Secretary, 12 Chrysler Unit C, Irvine, CA not less than one hundred twenty days (120) days and not more than one hundred fifty days (150) days before the anniversary of the date that we delivered our proxy materials for the 2025 Annual Meeting. However, if the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the date of the annual meeting was mailed or publicly disclosed. Accordingly, with respect to our 2026 Annual Meeting, written notice shall be delivered to or mailed and received by our Secretary at the principal executive offices of the Company as early as June 3, 2026, but no later than July 2, 2026, unless changed by more than thirty (30) days from October 31, 2025, which is the anticipated day of the anniversary of the mailing of the our definitive proxy statement for the 2025 Annual Meeting.

Such stockholder’s notice should provide (a) as to each person whom such stockholder proposed to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to regulation 14A under the Exchange Act (including each such person’s written consent to serve as a director if elected), and (b) such information as required pursuant to Section 2.14 of our Second Amended and Restated Bylaws, which can be found at: https://www.sec.gov/Archives/edgar/data/2030522/000121390025002972/ea021000409ex3-2_marwynn.htm

In addition, the Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of that proposed nominee to serve as a director of the Company.

Rule 14a-8

Pursuant to our Second Amended and Restated Bylaws, the submission of stockholder nominations and stockholder proposals described above shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Company of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such annual meeting. Under Rule 14a-8, the deadline to submit a proposal is not less than one hundred twenty (120) days before the date of the Company’s proxy statement was mailed to stockholders in connection with the 2026 Annual Meeting. However, if the date of the 2026 Annual Meeting has been changed by more than thirty (30) days from the date of the prior year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials.

In addition, there are additional requirements that a stockholder must satisfy to submit a proposal under Rule 14a-8. Therefore, we strongly encourages stockholders who wish to submit a proposal or nomination to seek independent counsel. We will not consider any proposal or nomination that is not timely or otherwise does not meet requirements of our Second Amended and Restated Bylaws and Rule 14a-8. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ADDITIONAL INFORMATION

Annual Report

Any person who was a beneficial owner of our common stock on the Record Date for the Annual Meeting may request a copy of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules, and it will be furnished without charge upon receipt of a written request identifying the person so requesting a report as our stockholder on such Record Date. Requests should be directed to Marwynn Holdings, Inc., Attention: Secretary, 12 Chrysler Unit C, Irvine, CA.

Electronic Delivery of Stockholder Communications

We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via email. With electronic delivery, you will be notified via email as soon as future annual reports and proxy statements are available via the internet, and you can submit your stockholder votes online or by telephone. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

●	Registered Owner (you hold our common stock in your own name through our transfer agent, Issuer Direct Corporation, or you are in possession of stock certificates): Please deliver written request to Corporate Secretary, at info@marwynnholdings.com, or mail to written requests to Marwynn Holdings, Inc., Attention: Secretary, 12 Chrysler Unit C, Irvine, CA.

●	Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.

Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may contact Issuer Direct Corporation, our transfer agent, through its website at www.issuerdirect.com or by phone at 1-866-752-8683.

Delivery of Notice and Requested Proxy Materials to Households

The SEC has adopted rules that allow a company to deliver a single Notice to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders will receive only one copy of our Notice and, as applicable, any requested proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may contact the Secretary, orally by telephone 949-706-9966, by email at info@marwynnholdings.com or in writing to Marwynn Holdings, Inc., Attention: Secretary, 12 Chrysler Unit C, Irvine, CA. We will send an individual copy of the proxy statement to any stockholder who revokes their consent to householding within thirty (30) days of our receipt of such revocation.

Upon written or oral request, we will promptly deliver a separate copy of the Internet Notice and, if applicable, our Annual Report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Internet Notice and, if applicable, Annual Report and other proxy materials, you may write to our Corporate Secretary at the address provided above.

Any stockholders who share the same address and receive multiple copies of our Internet Notice or Annual Report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Investor Relations department at the address or telephone number listed above.

OTHER MATTERS

As of the date of this proxy statement, we do not know of any matters to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this proxy statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the proxy holders to vote the shares represented thereby on such matters in accordance with their best judgment.

By Order of the board of directors

	By:	/s/ Yin Yan
Yin Yan
October 31, 2025		Chairperson, Chief Executive Officer and President

MARWYNN HOLDINGS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 15, 2025 AT 10:00 A.M. PACIFIC TIME CONTROL ID: REQUEST ID: The undersigned, a stockholder of Marwynn Holdings, Inc . (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Yin Yan proxy, with power of substitution, for and in the name of the undersigned to attend the 2025 annual meeting of stockholders of the Company to be held at 12 Chrysler Unit C, Irvine, CA 92618 on Monday, December 15 , 2025 beginning at 10 : 00 A.M., local time, or at any adjournment or postponement thereof, and there to vote, as designated below . (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) VOTING INSTRUCTIONS If you vote by phone, fax or internet, please DO NOT mail your proxy card. Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope. MAIL: Complete the reverse portion of this Proxy Card and Fax to 202 - 521 - 3464. FAX: h t t p s : / / w w w . i p r o x y d i r e c t . c o m / m w y n INTERNET: 1 - 866 - 752 - V O T E ( 8 6 8 3 ) PHONE:

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE:  ANNUAL MEETING OF THE STOCKHOLDERS OF MARWYNN HOLDINGS, INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITHHOLD FOR  Proposal 1 Election of Directors:   Yin Yan CONTROL ID:   Shengnan Xu REQUEST ID:   Eric Newlan   Dandan Wang   Dvisha Patel ABSTAIN AGAINST FOR  Proposal 2    To ratify the appointment of Golden Eagle CPAs LLC as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2026. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING:  MARK HERE FOR ADDRESS CHANGE  New Address (if applicable): IMPORTANT : Please sign exactly as your name or names appear on this Proxy . When shares are held jointly, each holder should sign . When signing as executor, administrator, attorney, trustee or guardian, please give full title as such . If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such . If signer is a partnership, please sign in partnership name by authorized person . Dated : , 2025 THE BOARD OF DIRECTORS RECOMMENDS VOTING ‘FOR’ PROPOSALS 1 AND 2. (Print Name of Stockholder and/or Joint Tenant) (Signature of Stockholder) (Second Signature if held jointly)